UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2008

LANDMARK LAND COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0001-08755	77-0024129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2817 Crain Highway, Upper Marlboro, Maryland 20774
(Address of principal executive offices)

(301) 574-3330
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 14, 2008, Landmark Land Company, Inc. issued a press release announcing the declaration of a $.025 per share dividend on the company’s common stock.  This dividend will be payable to shareholders of record at the close of business on February 24, 2008.  A copy of the press release is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(c)              Exhibits

99 – Press release issued by Landmark Land Company, Inc. on February 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

LANDMARK LAND COMPANY, INC.

Dated: February 14, 2008	By:	/s/ GERALD G. BARTON
Gerald G. Barton
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99	Press release issued by Landmark Land Company, Inc. on February 14, 2008